Debt	12 Months Ended
Dec. 31, 2011
Disclosure Text Block
Debt

NOTE 13 DEBT

Revolving Credit Facility

At December 31, 2011, U.S. Cellular had a revolving credit facility available for general corporate purposes. Amounts under the revolving credit facility may be borrowed, repaid and reborrowed from time to time from and after December 17, 2010 until maturity in December 2015. U.S. Cellular did not borrow under its current or previous revolving credit facilities in 2011, 2010 or 2009 except for letters of credit.

U.S. Cellular's interest cost on its revolving credit facility is subject to increase if its current credit ratings from Standard & Poor's Rating Services, Moody's Investors Service or Fitch Ratings is lowered, and is subject to decrease if the ratings are raised. The credit facility would not cease to be available nor would the maturity date accelerate solely as a result of a downgrade in U.S. Cellular's credit rating. However, a downgrade in U.S. Cellular's credit rating could adversely affect its ability to renew the credit facilities or obtain access to other credit facilities in the future.

The maturity date of any borrowings under the U.S. Cellular revolving credit facility would accelerate in the event of a change in control.

The following table summarizes the terms of the revolving credit facility as of December 31, 2011:

(Dollars in millions)
Maximum borrowing capacity	$300.0
Letters of credit outstanding	$0.2
Amount borrowed	$—
Amount available for use	$299.8
Fees on borrowing capacity, rate	0.41%
Borrowing rate: One-month London Interbank Offered Rate ("LIBOR") plus contractual spread (1)	0.50%
LIBOR	0.30%
Contractual spread	0.20%
Range of commitment fees (2)
Low	0.20%
High	0.45%
Fees recognized
2011	$1.2
2010	$3.8
2009	$5.9
Agreement date	December 2010
Maturity date	December 2015

  Borrowings under the revolving credit facility bear interest at LIBOR plus a contractual spread based on U.S. Cellular's credit rating or, at U.S. Cellular's option, an alternate “Base Rate” as defined in the revolving credit agreement. U.S. Cellular may select a borrowing period of either one, two, three or six months (or other period of twelve months or less if requested by U.S. Cellular and approved by the lenders). If U.S. Cellular provides notice of intent to borrow less than three business days in advance of a borrowing, interest on borrowing is at the Base Rate plus the contractual spread.

  The revolving credit facility has commitment fees based on the unsecured senior debt ratings assigned to U.S. Cellular by certain ratings agencies.

The continued availability of the revolving credit facility requires U.S. Cellular to comply with certain negative and affirmative covenants, maintain certain financial ratios and make representations regarding certain matters at the time of each borrowing. U.S. Cellular believes it was in compliance as of December 31, 2011 with all covenants and other requirements set forth in the revolving credit facility.

In connection with U.S. Cellular's revolving credit facility, TDS and U.S. Cellular entered into a subordination agreement dated December 17, 2010 together with the administrative agent for the lenders under U.S. Cellular's revolving credit agreement. Pursuant to this subordination agreement, (a) any consolidated funded indebtedness from U.S. Cellular to TDS will be unsecured and (b) any (i) consolidated funded indebtedness from U.S. Cellular to TDS (other than “refinancing indebtedness” as defined in the subordination agreement) in excess of $105,000,000, and (ii) refinancing indebtedness in excess of $250,000,000, will be subordinated and made junior in right of payment to the prior payment in full of obligations to the lenders under U.S. Cellular's revolving credit agreement. As of December 31, 2011, U.S. Cellular had no outstanding consolidated funded indebtedness or refinancing indebtedness that was subordinated to the revolving credit agreement pursuant to the subordination agreement.

At December 31, 2011, U.S. Cellular has recorded $3.8 million of issuance costs related to the revolving credit facility which is included in Other assets and deferred charges in the Consolidated Balance Sheet.

Long-Term Debt

Long-term debt at December 31, 2011 and 2010 was as follows:

December 31,				2011	2010
(Dollars in thousands)	Issuance date	Maturity date	Call date (1)
Unsecured Senior Notes (2)
6.7%	December 2003 and June 2004	December 2033	December 2003	$544,000	$544,000
Less: 6.7% Unamortized discount				(9,889)	(10,343)
				534,111	533,657
6.95% (3)	May 2011	May 2060	May 2016	342,000	—
7.5% (4)	June 2004	June 2034	June 2009	—	330,000
Obligation on capital leases				4,336	4,385
Total long-term debt				880,447	868,042
Less: Current portion of long-term debt				127	101
Total long-term debt, excluding current portion				$880,320	$867,941

  U.S. Cellular may redeem the 6.95% Senior Notes, in whole or in part at any time after the call date, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest. U.S. Cellular may redeem the 6.7% Senior Notes, in whole or in part, at any time prior to maturity at a redemption price equal to the greater of (a) 100% of the principal amount of such notes, plus accrued and unpaid interest, or (b) the sum of the present values of the remaining scheduled payments of principal and interest thereon discounted to the redemption date on a semi-annual basis at the Treasury Rate plus 30 basis points.

  Interest on the 6.7% Senior Notes is payable semi-annually, and on the 6.95% Senior Notes is payable quarterly.

  Capitalized debt issuance costs totaled $11.0 million and are being amortized over the life of the notes. Such issuance costs are included in Other assets and deferred charges.

  On June 20, 2011, U.S. Cellular used substantially all of the net proceeds from the issuance of the 6.95% Senior Notes to redeem $330 million (the entire outstanding amount) of its unsecured 7.5% Senior Notes at a redemption price equal to 100% of the principal amount plus accrued and unpaid interest to the redemption date. This redemption required U.S. Cellular to write-off to interest expense $8.2 million of previously capitalized debt issuance costs related to the 7.5% Senior Notes in 2011.

U.S. Cellular does not have any annual requirements for principal payments on long-term debt over the next five years (excluding capital lease obligations).

The covenants associated with U.S. Cellular's long-term debt obligations, among other things, restrict U.S. Cellular's ability, subject to certain exclusions, to incur additional liens, enter into sale and leaseback transactions, and sell, consolidate or merge assets.

U.S. Cellular's long-term debt indenture does not contain any provisions resulting in acceleration of the maturities of outstanding debt in the event of a change in U.S. Cellular's credit rating. However, a downgrade in U.S. Cellular's credit rating could adversely affect its ability to obtain long-term debt financing in the future.